Revenues	12 Months Ended
Dec. 31, 2019
Revenues [Abstract]
Revenues	Revenues
Product Revenues
The Company’s net product revenues consisted of the following for the years ended December 31:

	2019	2018	2017
Products:
Acetadote	$3,824,449	$4,284,111	$6,576,720
Omeclamox-Pak	837,829	623,297	1,761,868
Kristalose	12,895,120	12,055,625	11,455,805
Vaprisol	936,615	1,763,874	1,576,222
Caldolor	5,222,282	5,001,997	4,178,443
Vibativ	8,691,550	5,075,057	—
Total net product revenues	$32,407,845	$28,803,961	$25,549,058
Other Revenues
During 2019, Cumberland executed a License and Distribution agreement with HongKong WinHealth Pharma Group Co. Limited (“WinHealth”) for our Caldolor and Acetadote brands in China and Hong Kong. In conjunction with these new arrangements, the Company terminated a previous License and Distribution agreement with Gloria Pharmaceuticals Co ("Gloria Pharmaceuticals") for the two brands. In addition, we also signed a new License and Distribution agreement with DB Pharm Korea Co., Ltd. (“DB Pharm”) for Vibativ in South Korea. As a result of these agreements, Cumberland recognized approximately $0.3 million of non-refundable up-front payments as other revenue in the consolidated statement of operations during 2019.
The Company has entered into agreements, beginning in 2012, with international partners for commercialization of the Company's products. The international agreements provide that each of the partners are responsible for seeking regulatory approvals for the products, and following approvals, each partner will handle ongoing distribution and sales in the respective international territories. The Company maintains responsibility for the intellectual property and product formulations. Under the international agreements, the Company is entitled to receive non-refundable up-front payments at the time the agreements are entered into and payments upon the partners' achievement of defined regulatory approvals and sales milestones. The Company will recognize revenue for these achievements once it is probable that these consideration amounts are no longer constrained. The Company is also entitled to receive royalties on future sales of the products under the agreements. The international agreements provide for $1.0 million in non-refundable up-front payments, milestone payments of up to $2.2 million related to regulatory approvals and up to $4.8 million in payments related to product sales. From 2012 through December 31, 2019, the Company has recognized a cumulative $1.2 million in upfront payments as other revenue and has recognized $0.1 million in revenue related to the milestone payments associated with these international agreements.
Other revenues during 2019, 2018 and 2017 also includes revenue generated by CET through grant funding from federal Small Business grant programs, and lease income generated by CET’s Life Sciences Center and contract services. The Life Sciences Center is a research center that provides scientists with access to flexible lab space and other resources to develop biomedical products. Grant revenue from SBIR/STTR programs totaled approximately $1.3 million, $0.1 million, and $0.2 million for the years ending December 31, 2019, 2018 and 2017, respectively.